UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 8, 2005
                                                ------------------------------

                        Morgan Stanley ABS Capital I Inc.

   (as depositor for the Morgan Stanley Home Equity Loans Trust 2005-3 to be
    entered into formed pursuant to a Pooling and Servicing Agreement, to be relating to the Morgan Stanley Home Equity Loans Trust 2005-3,
               Mortgage Pass-Through Certificates, Series 2005-3)
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             (Exact name of registrant as specified in its charter)



Delaware                         333-121914                         13-3939229
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  ---------------------------


                                 Not applicable
    -------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

            Attached as exhibits are certain Collateral Term Sheets, Computational Material and Structural Term Sheets (as defined in the no-action letter issued by the Securities and Exchange Commission (the "Commission") on February 17, 1995 to the Public Securities Association (the "PSA")) furnished to Morgan Stanley ABS Capital I Inc. (the "Company") by Morgan Stanley & Co. Incorporated, Blaylock & Partners, L.P. and The Williams Capital Group, L.P. (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Morgan Stanley Home Equity Loans Trust 2005-3, Mortgage Pass-Through Certificates, Series 2005-3 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-121914) (the "Registration Statement"). The Company hereby incorporates the Computational Materials, Collateral Term Sheets and Structural Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets, Computational Materials and Structural Term Sheets were prepared solely by the Underwriters, and the Company did not prepare or participate in the preparation of the Collateral Term Sheets, Computational Materials and Structural Term Sheets.

            Any statement or information contained in the Collateral Term Sheets, Computational Materials and Structural Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            99.1                                Collateral Term Sheets,
                                                Computational Materials and
                                                Structural Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley Home Equity Loans Trust
                                                2005-3, Mortgage Pass-Through
                                                Certificates, Series 2005-3.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MORGAN STANLEY ABS CAPITAL I INC.



Date:   August 8 , 2005

                                      By:    /s/ Steven Shapiro
                                         ---------------------------------------
                                         Name:  Steven Shapiro
                                         Title:  Executive Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------
    99.1          Collateral Term Sheets, Computational Materials
                  and Structural Term Sheets prepared by                  E
                  Morgan Stanley & Co. Incorporated in
                  connection with certain classes of the
                  Morgan Stanley Home Equity Loans
                  Trust 2005-3, Mortgage Pass-Through
                  Certificates, Series 2005-3.